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                                                            EXHIBIT 23.2





                           INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Olympic Cascade Financial Corporation of our report dated November 14, 1997 incorporated by reference in the Annual Report on Form 10-K of Olympic Cascade Financial Corporation for the year ended September 25, 1998.


Seattle, Washington                     /s/ Moss Adams LLP
February 12, 1999